JOINT FILER INFORMATION

Designated Filer:  Jeffrey Casdin
Issuer and Ticker Symbol:  Cytogen Corp.  CYTO
Form 3 - Initial Statement of Beneficial Ownership
Date of Filing: November 17, 2003

CLSP, L.P., a Delaware limited partnership
230 Park Avenue, 20th Floor
New York, NY  10169
Amount of Securities beneficially owned: 510,825
Amount of Warrants beneficially owned: 38,416

CLSP, L.P.
By: Cooper Hill Partners, LLC, its general partner
By: Casdin Capital, LLC, its managing member

/s/ Jeffrey Casdin, its sole member
Dated: November 17, 2003


CLSP II, L.P., a Delaware limited partnership
230 Park Avenue, 20th Floor
New York, NY  10169
Amount of Securities beneficially owned: 488,662
Amount of Warrants beneficially owned: 32,037

CLSP II, L.P.
By: Cooper Hill Partners, LLC, its general partner
By: Casdin Capital, LLC, its managing member

/s/ Jeffrey Casdin, its sole member
Dated: November 17, 2003

CLSP SBS-I, L.P., a Delaware limited partnership
230 Park Avenue, 20th Floor
New York, NY  10169
Amount of Securities beneficially owned: 195,313
Amount of Warrants beneficially owned: 14,331

CLSP SBS-I, L.P.
By: Cooper Hill Partners, LLC, its general partner
By: Casdin Capital, LLC, its managing member

/s/ Jeffrey Casdin, its sole member
Dated: November 17, 2003

CLSP SBS-II, L.P., a Delaware limited partnership
230 Park Avenue, 20th Floor
New York, NY  10169
Amount of Securities beneficially owned: 67,176
Amount of Warrants beneficially owned: 4,930

CLSP SBS-II, L.P.
By: Cooper Hill Partners, LLC, its general partner
By: Casdin Capital, LLC, its managing member

/s/ Jeffrey Casdin, its sole member
Dated: November 17, 2003

COOPER HILL PARTNERS,LLC, a Delaware limited liability company, as general partner of CLSP, L.P., CLSP II, L.P., CLSP SBS-I, L.P.
and CLSP SBS-II, L.P.
230 Park Avenue, 20th Floor
New York, NY  10169
Amount of Securities beneficially owned: 1,261,976
Amount of Warrants beneficially owned: 89,714

Cooper Hill Partners, LLC
By: Casdin Capital, LLC, its managing member

/s/ Jeffrey Casdin, its sole member
Dated: November 17, 2003

COOPER HILL PARTNERS, L.P., a Delaware limited partnership, pursuant to an investment advisory contract with CLSP Overseas, Ltd. c/o Goldman Sachs (Cayman) Trust, Limited
P.O. Box 896 G.T., Harbour Centre, Second Floor
North Church Street
George Town, Grand Cayman
Cayman Islands, B.W.I.
Amount of Securities beneficially owned: 380,927
Amount of Warrants beneficially owned: 27,519

COOPER HILL PARTNERS, L.P.
By: Casdin Capital, LLC, its general partner

/s/ Jeffrey Casdin, its sole member
Dated: November 17, 2003